Exhibit 10.2

EXECUTION COPY

REGISTRATION RIGHTS AGREEMENT, dated as of June 29, 2008 (the “Agreement”), between L-1 IDENTITY SOLUTIONS, INC., a Delaware corporation (the “Company”), and ROBERT V. LA PENTA (the “Purchaser”).

WHEREAS, pursuant to the Securities Purchase Agreement, dated as of the date hereof, between the Company and the Purchaser (as such agreement may be amended from time to time, the “Purchase Agreement”), the Purchaser will be issued, as of the Closing Date (as defined in the Purchase Agreement), the shares of common stock, par value $0.001, of the Company (the “Purchased Common Shares”) and the shares of Series A Convertible Preferred Stock, par value $0.001, of the Company (the “Purchased Preferred Shares” and collectively with the Purchased Common Stock, the “Purchased Shares”) set forth opposite the Purchaser’s name on Schedule I thereto;

WHEREAS, simultaneously with the issuance and sale of the Purchased Shares, the Purchaser shall obtain the right pursuant to the Certificate of Designations (as defined below) to receive upon conversion of the Series A Preferred Stock (as defined below), additional shares of common stock, par value $0.001, of the Company (the “Common Stock”) subject to the terms and conditions set forth in the Purchase Agreement (the “Conversion Shares”);

WHEREAS, the Company desires to provide to the Purchaser and its Permitted Assignees (as defined below) rights to registration under the Securities Act (as hereinafter defined) of the resale of the Purchased Common Shares and the Conversion Shares (if issued), on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and mutual covenants and obligations hereinafter set forth, the Company and the Purchaser hereby agree as follows:

Section 1.       Certain Definitions. For purposes of this Agreement, the following terms shall have the following respective meanings:

“Affiliate” of a person shall mean any person that, directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, such other person. For purposes of this definition, the term “control” (including the terms “controlling,” “controlled by” and “under common control with”) means the possession, direct or indirect, of the power to cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” shall have the meaning assigned thereto in the Preamble.

“Business Day” shall mean a day except a Saturday, a Sunday or other day on which the Commission or banks in the City of New York are authorized or required by law to be closed.

“Certificate of Designations” shall mean the Certificate of Designation, Preferences and Rights of the Series A Convertible Preferred Stock of L-1 Identity Solutions, Inc.

“Commission” shall mean the United States Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

“Common Stock” shall have the meaning assigned thereto in the Recitals to this Agreement.

“Company” shall have the meaning assigned thereto in the Preamble.

“Company Indemnified Person” shall have the meaning assigned thereto in Section 6(b).

“Conversion Shares” shall have the meaning assigned thereto in the Recitals to this Agreement.

“Conversion Share Filing Date” shall have the meaning assigned thereto in Section 2(a).

“Conversion Share Issuance Date” shall mean the date of issuance of the Conversion Shares by the Company to the Purchaser.

“EDGAR” shall have the meaning assigned thereto in Section 3(a)(ix) of this Agreement.

“Effective Time” shall mean, with respect to any Shelf Registration Statement, the time and date as of which the Commission declares such Shelf Registration Statement effective or as of which such Shelf Registration Statement otherwise becomes effective.

“Electing Holder” shall mean each of the Purchaser, any Eligible Person that, in any case, has returned a completed and signed Notice and Questionnaire to the Company at least five (5) Business Days prior to the Closing Date, in the case of the Purchased Common Shares, on or prior to Conversion Share Issuance Date, or in the case of the Conversion Shares, on or prior to the Conversion Share Issuance Date or in accordance with Section 3(a)(ii) hereof and the instructions set forth on the Notice and Questionnaire.

“Eligible Persons” shall have the meaning assigned thereto in the Purchase Agreement.

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“Exchange Act” shall mean the Securities Exchange Act of 1934, or any successor thereto, as the same shall be amended from time to time.

The term “holder” shall mean each of the Purchasers and other Eligible Persons who acquire Registrable Securities from time to time, in each case for so long as such person owns any Registrable Securities.

“Holder Indemnified Person” shall have the meaning assigned thereto in Section 6(a).

“Indemnified Person” shall mean a Company Indemnified Person or a Holder Indemnified Person, as applicable.

“Indemnifying Person” shall mean the Company with respect to its obligations to indemnify the Holder Indemnified Persons pursuant to Section 6(a), and each Electing Holder with respect to its obligations to indemnify the Company Indemnified Persons pursuant to Section 6(b).

“Losses” shall have the meaning assigned thereto in Section 6(a).

“Material Disclosure Event” shall mean, as of any date of determination, any pending or imminent event relating to the Company, which, in the good faith determination of the Company after consultation with counsel to the Company (i) requires disclosure of material, non-public information relating to such event in any Shelf Registration Statement or related prospectus (including documents incorporated by reference therein) so that such Shelf Registration Statement would not be materially misleading, (ii) is otherwise not required to be publicly disclosed at that time (e.g., on Forms 10-K, 8-K, or 10-Q) under applicable federal or state securities laws but for the filing of such Shelf Registration Statement, and (iii) if publicly disclosed at the time of such event, would reasonably be expected to have a material adverse effect on the business, financial condition or prospects of the Company or would materially adversely affect a pending or proposed acquisition, merger, recapitalization, consolidation, reorganization, financing or similar transaction, or negotiations with respect thereto.

“Notice and Questionnaire” shall mean a Notice of Registration Statement and Selling Securityholder Questionnaire substantially in the form of Exhibit A hereto.

The term “person” shall mean a corporation, association, partnership, organization, limited liability company, limited partnership, limited liability partnership, or other similar entity, individual, government or political subdivision thereof or governmental agency.

“Permitted Assignee” means any Affiliate of any holder or any Eligible Person who acquires Registrable Securities from such holder.

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“Purchase Agreement” shall have the meaning assigned thereto in the Recitals to this Agreement.

“Purchased Common Shares” shall have the meaning assigned thereto in the Recitals to this Agreement.

“Purchased Preferred Shares” shall have the meaning assigned thereto in the Recitals to this Agreement.

“Purchased Shares” shall have the meaning assigned thereto in the Recitals to this Agreement.

“Purchaser” shall have the meaning assigned thereto in the Preamble.

“Registrable Securities” shall mean the Securities; provided, however, that a Security shall cease to be a Registrable Security upon the earliest to occur of the following: (i) a Shelf Registration Statement registering such Security under the Securities Act has been declared or becomes effective and such Security has been sold or otherwise transferred by the holder thereof pursuant to and in a manner contemplated by such effective Shelf Registration Statement; (ii) such Security is sold pursuant to Rule 144 under circumstances in which any legend borne by such Security relating to restrictions on transferability thereof, under the Securities Act or otherwise, is removed by the Company; or (iii) such Security shall cease to be outstanding.

“Rule 144,” “Rule 405” and “Rule 415” shall mean, in each case, such rule promulgated under the Securities Act (or any successor provision), as the same shall be amended from time to time.

“Securities” means collectively, (i) the Purchased Common Shares, (ii) the Conversion Shares, if issued, and (iv) any Common Stock which may be issued or distributed in respect thereof, by way of stock dividend or stock split or other distribution, or in connection with a combination of shares, merger, consolidation, recapitalization, reclassification or otherwise.

“Securities Act” shall mean the Securities Act of 1933, or any successor thereto, as the same shall be amended from time to time.

“Series A Preferred Stock” shall mean shares of Series A Convertible Preferred Stock, par value $0.001, of the Company.

“Shelf Registration” shall have the meaning assigned thereto in Section 2(a) hereof.

“Shelf Registration Statement” shall have the meaning assigned thereto in Section 2(a) hereof.

“Suspension Notice” shall have the meaning assigned thereto in Section 3(d).

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“Suspension Period” shall have the meaning assigned thereto in Section 3(d).

Unless the context otherwise requires, any reference herein to a “Section” or “clause” refers to a Section or clause, as the case may be, of this Agreement, and the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision.

Section 2.	Registration Under the Securities Act.

(a)       The Company shall file under the Securities Act, a “shelf” registration statement providing for the registration of, and the resale on a continuous or delayed basis by, each Electing Holder of all of the Registrable Securities then held by such Electing Holder, pursuant to Rule 415 or any similar rule that may be adopted by the Commission (each such filing, the “Shelf Registration” and each such registration statement, the “Shelf Registration Statement”), as follows: (x) with respect to the Purchased Common Shares, the Company shall file a Shelf Registration Statement no later than the Closing Date (as defined in the Purchase Agreement), and (y) with respect to the Conversion Shares, if applicable, the Company shall file a Shelf Registration Statement no later than five (5) Business Days of the Conversion Share Issuance Date (such filing date, the “Conversion Share Filing Date”). The Company agrees to use its reasonable best efforts to cause each Shelf Registration Statement to become or be declared effective within sixty (60) days of the applicable Shelf Registration Statement filing deadline described above and, subject to Section 3(d), to keep each Shelf Registration Statement continuously effective for 180 days following the Closing Date or the Conversion Share Filing Date, as applicable; provided, that in the event that the Registrable Securities shall not be freely distributable pursuant to Rule 144 at any time between the applicable 180-day anniversary and the date that is 365 days following the Closing Date or the Conversion Share Filing Date, as applicable, the Company shall keep the applicable Shelf Registration Statement continuously effective until the earlier of (i) such time as all Registrable Securities become freely distributable pursuant to Rule 144 and (ii) the date that is 365 days following the Closing Date or the Conversion Share Filing Date, as applicable. After the Effective Time of any Shelf Registration Statement, promptly upon the request of an Eligible Person holding Registrable Securities that is not then an Electing Holder, the Company shall use its best efforts to take any action reasonably necessary to enable such holder to use the prospectus forming a part thereof for resales of Registrable Securities, including, without limitation, any action necessary to identify such holder as a selling securityholder in the Shelf Registration Statement; provided, however, that such Eligible Person must return a completed and signed Notice and Questionnaire to the Company in accordance with this Agreement. The Company further agrees to promptly supplement or make amendments to the Shelf Registration Statement, including, without limitation, any post-effective amendments, as and when required by the rules, regulations or instructions applicable to the registration form used by the Company for any such Shelf Registration Statement or by the Securities Act or rules and regulations thereunder for shelf registration.

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(b)       The Company shall use its best efforts to take all actions necessary or advisable to be taken by it to ensure that the transactions contemplated herein are effected as contemplated in Section 2(a) hereof, and, to the extent the Shelf Registration Statement is not effective upon filing with the Commission, to submit to the Commission, within two (2) Business Days after the Company learns that no review of the Shelf Registration Statement will be made by the staff of the Commission or that the staff has no further comments on the Shelf Registration Statement, as the case may be, a request for acceleration of effectiveness (or post-effective amendment, if applicable) of the Shelf Registration Statement to a time and date not later than 48 hours after the submission of such request.

(c)       Any reference herein to a registration statement or prospectus as of any time shall be deemed to include any document incorporated, or deemed to be incorporated, therein by reference as of such time and any reference herein to any post-effective amendment to a registration statement as of any time shall be deemed to include any document incorporated, or deemed to be incorporated, therein by reference as of such time. Any reference herein to a prospectus as of any time shall include any supplement thereto, preliminary prospectus, or any free writing prospectus in respect thereof.

Section 3.	Registration Procedures.

The following provisions shall apply to the filing of any Shelf Registration Statement:

(a)	The Company shall:

(i)        prepare and file with the Commission, within the time periods specified in Section 2(a), Shelf Registration Statements on Form S-3 or, if the Company or the offering of the Registrable Securities does not satisfy the requirements for use of such form, such other form as may be appropriate (provided, however, that if the Shelf Registration Statements are not filed on Form S-3, the Company shall, promptly upon meeting the requirements for use of such form, file an appropriate amendment to the Shelf Registration Statements to convert it to Form S-3) and which shall register all of the applicable Registrable Securities for resale by the Electing Holders thereof in accordance with such method or methods of disposition as may be specified by such of the holders as, from time to time, may be Electing Holders and use its best efforts to cause each such Shelf Registration Statement to become effective as soon as practicable but in any case within the time periods specified in Section 2(a);

(ii)       after the Effective Time of the applicable Shelf Registration Statement, upon the request of any Eligible Person that is not then an Electing Holder, promptly send a Notice and Questionnaire to such holder; provided, that the Company shall not be required to take any action to name such holder as a selling securityholder in the Shelf Registration Statement or to enable such holder to use the prospectus forming a part thereof for resales of Registrable Securities until such holder has returned a completed and signed Notice and Questionnaire to the Company;

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(iii)      provide the Electing Holders and their counsel with a reasonable opportunity to review, and comment on, any Shelf Registration Statement to be prepared and filed pursuant to this Agreement prior to the filing thereof with the Commission, and make all changes thereto as any Electing Holder may request in writing to the extent such changes are required, in the reasonable judgment of the Company’s counsel, by the Securities Act or for the Company to comply with its obligations hereunder;

(iv)      as soon as practicable prepare and file with the Commission such amendments and supplements to any such Shelf Registration Statement (including any required post effective amendments) and the prospectus included therein as may be necessary to effect and maintain the continuous effectiveness, subject to Section 3(d), of such Shelf Registration Statement for the period specified in Section 2(a) hereof and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such Shelf Registration Statement, including to include any Electing Holder to be named as a selling security holder therein;

(v)       for a reasonable period prior to the filing of each such Shelf Registration Statement, and throughout the periods specified in Section 2(a), make available at reasonable times at the Company’s principal place of business or such other reasonable place for inspection by the representative and/or counsel for the Electing Holder such financial and other information and books and records of the Company, and cause the officers, employees, counsel and independent certified public accountants of the Company to be available to respond to such inquiries, as shall be reasonably necessary, in the judgment of such counsel, to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that each such party shall be required to maintain in confidence and not to disclose to any other person any information or records reasonably designated by the Company as being confidential, until such time as (A) such information becomes a matter of public record (whether by virtue of its inclusion in such registration statement or otherwise), or (B) such person shall be required so to disclose such information pursuant to a subpoena or order of any court or other governmental agency or body having jurisdiction over the matter (provided such person agrees that it will give notice to the Company and allow the Company, at its expense, to promptly undertake appropriate action and to prevent disclosure of such information deemed confidential);

(vi)      promptly notify each of the Electing Holders, and if requested by any such Electing Holder, confirm such advice in writing, (A) when such Shelf Registration Statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such Shelf Registration Statement or any post-effective amendment, when the same has become effective, (B) of any comments by the Commission and by the blue sky or securities commissioner or regulator of any state with respect thereto or any request by the Commission for amendments or supplements to such Shelf Registration Statement or prospectus or for additional information, (C) of the issuance by the

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Commission of any stop order suspending the effectiveness of such Shelf Registration Statement or the initiation or threatening of any proceedings for that purpose, (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of the applicable Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or (E) that such Shelf Registration Statement, prospectus, prospectus amendment or supplement or post-effective amendment does not conform in all material respects to the applicable requirements of the Securities Act and the rules and regulations of the Commission thereunder or contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(vii)     use its best efforts to obtain the withdrawal of any order suspending the effectiveness of such registration statement or any post-effective amendment thereto, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable date;

(viii)    if requested by any Electing Holder, promptly incorporate in a prospectus supplement or post-effective amendment such information as is required by the applicable rules and regulations of the Commission and as such Electing Holder specifies should be included therein relating to the terms of the sale of such Registrable Securities, including information with respect to the amount of Registrable Securities being sold by such Electing Holder, the name and description of such Electing Holder, the offering price of such Registrable Securities and any compensation payable in respect thereof, and make all required filings of such prospectus supplement or post-effective amendment promptly after notification of the matters to be incorporated in such prospectus supplement or post-effective amendment;

(ix)      furnish to each Electing Holder, a conformed copy of such Shelf Registration Statement, each such amendment and supplement thereto (in each case including all exhibits thereto (in the case of an Electing Holder of Registrable Securities, upon request) and documents incorporated by reference therein) and such number of copies of such Shelf Registration Statement (excluding exhibits thereto and documents incorporated by reference therein unless specifically so requested by such Electing Holder) and of the prospectus included in such Shelf Registration Statement, in conformity in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission thereunder, and such other documents, as such Electing Holder may reasonably request in order to facilitate the offering and disposition of the Registrable Securities owned by such Electing Holder and to permit such Electing Holder to satisfy the prospectus delivery requirements of the Securities Act; provided, however, the Company shall have no obligation to deliver to the Electing Holders copies of any amendment consisting exclusively of an Exchange Act report of other Exchange Act filing otherwise publicly available on the Electronic Data Gathering Analysis and Retrieval System (“EDGAR”). Subject to Section 3(b) below, the Company hereby consents to the use of such prospectus and any amendment

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or supplement thereto by each such Electing Holder, in each case in the form most recently provided to such person by the Company, in connection with the offering and sale of the Registrable Securities covered by the prospectus or any supplement or amendment thereto;

(x)       use its best efforts to (A) register or qualify the Registrable Securities to be included in such Shelf Registration Statement under such securities laws or blue sky laws of such jurisdictions as any Electing Holder thereof shall reasonably request, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions during the period the Shelf Registration is required to remain effective under Section 2(a) above and for so long as may be necessary to enable any such Electing Holder to complete its distribution of Registrable Securities pursuant to such Shelf Registration Statement and (C) take any and all other actions as may be reasonably necessary to enable each such Electing Holder to consummate the disposition in such jurisdictions of such Registrable Securities; provided, however, that the Company shall not be required for any such purpose to (1) qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(a)(x), (2) consent to general service of process in any such jurisdiction or become subject to taxation in any such jurisdiction or (3) make any changes to its certificate of incorporation or by-laws or other governing documents or any agreement between it and its stockholders;

(xi)      use its best efforts to obtain all other approvals, consents, exemptions or authorizations of each governmental agency or authority, whether federal, state or local, which may be required to effect each Shelf Registration or the offering or sale in connection therewith or to enable the selling holder or holders to offer, or to consummate the disposition of, their applicable Registrable Securities; and

(xii)     make generally available to its securityholders as soon as practicable but in any event not later than eighteen months after the effective date of such Shelf Registration Statement, an earning statement of the Company and its subsidiaries covering a period of twelve (12) months beginning within three (3) months after the effective date of the applicable Shelf Registration Statement, which earnings statement shall comply with Section 11(a) of the Securities Act and Rule 158 thereunder.

(b)       In the event that the Company would be required, pursuant to Section 3(a)(vi)(E) above, to notify the Electing Holders, the Company shall promptly prepare and furnish to each of the Electing Holders a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of Registrable Securities, such prospectus shall conform in all material respects to the applicable requirements of the Securities Act and the rules and regulations of the Commission thereunder and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. Each

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Electing Holder agrees that upon receipt of any notice from the Company pursuant to Section 3(a)(vi)(E) hereof, such Electing Holder shall forthwith discontinue the disposition of Registrable Securities pursuant to the Shelf Registration Statement applicable to such Registrable Securities until such Electing Holder shall have received copies of such amended or supplemented prospectus, and if so directed by the Company, such Electing Holder shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies, then in such Electing Holder’s possession of the prospectus covering such Registrable Securities at the time of receipt of such notice.

(c)       In the event of a Shelf Registration, in addition to the information required to be provided by each Electing Holder in its Notice and Questionnaire, the Company may require such Electing Holder to furnish to the Company such additional information regarding such Electing Holder and such Electing Holder’s intended method of distribution of Registrable Securities as may be required in order to comply with the Securities Act. Each such Electing Holder agrees to notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by such Electing Holder to the Company or of the occurrence of any event in either case as a result of which any prospectus relating to such Shelf Registration contains or would contain an untrue statement of a material fact regarding such Electing Holder or such Electing Holder’s intended method of disposition of such Registrable Securities or omits to state any material fact regarding such Electing Holder or such Electing Holder’s intended method of disposition of such Registrable Securities required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly to furnish to the Company any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain, with respect to such Electing Holder or the disposition of such Registrable Securities held by such Electing Holder, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

(d)       Notwithstanding any other provision of this Agreement, in the event of a Material Disclosure Event, the Company may notify holders of Registrable Securities in writing (such notice, a “Suspension Notice”) that a Shelf Registration Statement is no longer effective or the prospectus included therein is no longer usable for offers and sales of Securities for a period not to exceed forty-five (45) consecutive days at any one time and sixty (60) days in the aggregate during any twelve-month period (any such period, a “Suspension Period”); provided, that the Company promptly thereafter complies with the requirements of Section 2(b) hereof, if applicable; and provided, further, that, if a post-effective amendment is required by applicable law to be filed with the Commission to cause a holder to be named as a selling security holder in the Shelf Registration Statement, the period of time between the filing and the effectiveness of any such post-effective amendment shall be not deemed to be a Suspension Period hereunder. The first day of any Suspension Period must be at least two trading days after the last day of any prior Suspension Period. Each holder agrees

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that upon receipt of any notice from the Company pursuant to this Section 3(d), it will discontinue use of the prospectus contained in the Shelf Registration Statement until the earlier of (i) the expiration of the Suspension Period, (ii) receipt of copies of the supplemented or amended prospectus relating thereto or (iii) such time as the holder is advised in writing by the Company that the use of the prospectus contained in the Shelf Registration Statement may be resumed. In the event of a Suspension Notice, the Company shall, promptly after such time as the related Material Disclosure Event no longer exists, provide notice to all holders that the Suspension Period has ended, and shall take any and all actions necessary or desirable to give effect to any holder’s rights under this Agreement that may have been affected by such notice.

Section 4.	Registration Expenses.

The Company agrees to bear and to pay or cause to be paid promptly all expenses incident to the Company’s performance of or compliance with this Agreement, whether or not the Shelf Registration Statement becomes effective, including (a) all Commission and any NASD registration, filing and review fees and expenses, (b) all fees and expenses in connection with the qualification of the Securities for offering and sale under the State securities and blue sky laws referred to in Section 3(a)(x) hereof and determination of their eligibility for investment under the laws of such jurisdictions as the Electing Holders may designate, (c) all expenses relating to the preparation, printing, production, distribution and reproduction of each registration statement required to be filed hereunder, each prospectus included therein or prepared for distribution pursuant hereto, each amendment or supplement to the foregoing, the expenses of preparing the Securities for delivery and the expenses of printing or producing blue sky memoranda and all other documents in connection with the offering, sale or delivery of Securities to be disposed of (including certificates representing the Securities), (d) messenger, telephone and delivery expenses relating to the offering, sale or delivery of Securities and the preparation of documents referred in clause (c) above, (e) internal expenses (including all salaries and expenses of the Company’s officers and employees performing legal or accounting duties), (f) fees, disbursements and expenses of counsel and independent certified public accountants of the Company, (g) fees, expenses and disbursements of any other persons, including special experts, retained by the Company in connection with such registration and (h) any out-of-pocket expenses of the Electing Holder, including any fees, disbursements and expenses of counsel to such Electing Holder. The holders of the Registrable Securities being registered shall pay all agency fees and commissions and underwriting discounts and commissions attributable to the sale of such Registrable Securities and the fees and disbursements of any counsel or other advisors or experts retained by such holders (severally or jointly).

Section 5.	Representations and Warranties.

The Company represents and warrants to, and agrees with, each Purchaser and each of the holders from time to time of Registrable Securities that:

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(a)       Each registration statement covering Registrable Securities and each prospectus (including any preliminary or summary prospectus) contained therein or furnished pursuant to Section 3(c) or Section 3(d) hereof and any further amendments or supplements to any such registration statement or prospectus, when it becomes effective or is filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at all times subsequent to the Effective Time when a prospectus would be required to be delivered under the Securities Act, other than from (i) such time as a notice has been given to holders of Registrable Securities pursuant to Section 3(a)(vi)(E) hereof until (ii) such time as the Company furnishes an amended or supplemented prospectus pursuant to Section 3(b) hereof, each such registration statement, and each prospectus contained therein or furnished pursuant to Section 3(a) hereof, as then amended or supplemented, will conform in all material respects to the requirements of the Securities Act and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in full conformity with information furnished in writing to the Company by a holder of Registrable Securities solely with respect to such holder expressly for use therein.

(b)       Any documents incorporated by reference in any prospectus referred to in Section 5(a) hereof, when they become or became effective or are or were filed with the Commission, as the case may be, will conform or conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and none of such documents will contain or contained an untrue statement of a material fact or will omit or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in full conformity with information furnished in writing to the Company by a holder of Registrable Securities solely with respect to such holder expressly for use therein.

Section 6.	Indemnification.

(a)       Indemnification by the Company. The Company will indemnify and hold harmless to the full extent permitted by law each of the Electing Holders of Registrable Securities included in a Shelf Registration Statement, each of their Affiliates, and their respective directors, officers, managers, members, stockholders, partners, employees, advisors, agents, representatives of the foregoing, and each of their respective successors and assigns, and each person who “controls” any of the foregoing within the meaning of the Securities Act and the Exchange Act (each such person listed above being sometimes referred to as a “Holder Indemnified Person”), against any

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losses, claims, damages, liabilities and expenses (including reasonable costs of investigations and legal expenses), joint or several (each a “Loss” and collectively “Losses”), to which such Holder Indemnified Person may become subject; and the Company agrees to reimburse such Holder Indemnified Person for any for any legal or other expenses reasonably incurred by it, as such expenses are incurred, in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the Commission, whether pending or threatened, whether or not such Holder Indemnified Person is or may be a party thereto, to which such Holder Indemnified Person may become subject under the Securities Act, the Exchange Act or any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Shelf Registration Statement, insofar as such Losses arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Shelf Registration Statement under which such Registrable Securities were registered under the Securities Act, or any preliminary, final or free writing prospectus contained therein or furnished by the Company to any such Electing Holder or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading;provided, however, that the Company shall not be liable to any such Holder Indemnified Person in any such case to the extent that any such Loss (x) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, or preliminary, final or free writing prospectus, or amendment or supplement thereto, in reliance upon and in full conformity with written information furnished to the Company by the Electing Holder expressly for use therein, or (y) arises from such Holder Indemnified Person’s use of the Shelf Registration Statement or prospectus or any amendments or supplements thereto during a Suspension Period. The indemnity provided in this Section 6(a) shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder Indemnified Person and shall survive the transfer or disposal of the Registrable Securities by the holder or any such other persons.

(b)       Indemnification by the Holders. Each Electing Holder agrees, severally and not jointly, to: (i) indemnify and hold harmless the Company (for purposes of the Section 6, the “Company Indemnified Person”), against any Losses to which the Company may become subject, under the Securities Act or otherwise, insofar as such Losses arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such registration statement, or any preliminary, final or free writing prospectus contained therein or furnished by the Company to any such Electing Holder, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that (A) such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in full conformity with written information furnished to the Company by such Electing Holder

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expressly for use therein and (B) such Electing Holder had a reasonable opportunity to review the relevant registration statement or preliminary, final or free writing prospectus contained therein or amendment or supplement thereto prior to its filing and failed to correct such statement or omission; and (ii) reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that no such Electing Holder shall be required to undertake liability to any person under this Section 6(b) for any amounts in excess of the dollar amount of the net proceeds actually received by such Electing Holder from the sale of such Electing Holder’s Registrable Securities pursuant to such registration.

(c)       Notices of Claims, Etc. Promptly after receipt by an Indemnified Person under subsection (a) or (b) above of written notice of the commencement of any action, such Indemnified Person shall, if a claim in respect thereof is to be made against an Indemnifying Person pursuant to the indemnification provisions of or contemplated by this Section 6, notify such Indemnifying Person in writing of the commencement of such action; but the omission so to notify the Indemnifying Person shall not relieve it from any liability which it may have to any Indemnified Person otherwise than under the indemnification provisions of or contemplated by Section 6(a) or 6(b) hereof to the extent the Indemnifying Person is not materially prejudiced by such omission. In case any such action shall be brought against any Indemnified Person and it shall notify an Indemnifying Person of the commencement thereof, such Indemnifying Person shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other Indemnifying Person similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such Indemnified Person (who shall not, except with the consent of the Indemnified Person, be counsel to the Indemnifying Person), and, after notice from the Indemnifying Person to such Indemnified Person of its election so to assume the defense thereof, such Indemnifying Person shall not be liable to such Indemnified Person for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such Indemnified Person, in connection with the defense thereof other than reasonable costs of investigation; provided, however, that such Indemnified Person shall have the right to retain its own counsel with the fees and expenses of not more than one counsel for such Indemnified Person to be paid by the Company, if, in the reasonable opinion of such Indemnified Person the representation by such counsel of such Indemnified Person and the Company would be inappropriate due to actual or potential differing interests between such Indemnified Person and any other party represented by such counsel in such proceeding, and provided, further, that the Indemnifying Person shall not be required to pay for more than one such separate counsel for all similarly situated Indemnified Persons in connection with any indemnification claim. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the Indemnified Person is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the Indemnified Person from all liability arising out of such action or claim and (ii) does not

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include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(d)       Contribution. If for any reason the indemnification provisions contemplated by Section 6(a) or Section 6(b) are unavailable to or insufficient to hold harmless an Indemnified Person in respect of any Losses referred to therein, then each Indemnifying Person shall contribute to the amount paid or payable by such Indemnified Person as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Person and the Indemnified Person in connection with the statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations. The relative fault of such Indemnifying Person and Indemnified Person shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such Indemnifying Person or by such Indemnified Person, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 6(d) were determined by pro rata allocation (even if the holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 6(d). The amount paid or payable by an Indemnified Person as a result of the Losses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6(d), no holder shall be required to contribute any amount in excess of the amount by which the dollar amount of the proceeds received by such holder from the sale of any Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) exceeds the amount of any damages which such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The holders’ obligations in this Section 6(d) to contribute shall be several in proportion to the principal amount of Registrable Securities registered by them and not joint.

(e)       The remedies provided in this Section 6 are not exclusive and shall not limit any rights or remedies that may otherwise be available to an Indemnified Person at law or in equity.

Section 7.	Miscellaneous.

(a)       No Inconsistent Agreements. The Company represents, warrants, covenants and agrees that (i) it has not granted, and shall not grant, registration rights with respect to Registrable Securities or any other securities which would be inconsistent with the terms contained in this Agreement and (ii) neither this Agreement nor the exercise of any of the rights of the holders contained herein, shall

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trigger (whether immediately or through the passage of time) any rights of any holder of securities that are currently subject to registration rights agreements with the Company.

(b)       Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if the Company fails to perform any of its obligations hereunder and that the Purchaser and the holders from time to time of the Registrable Securities may be irreparably harmed by any such failure, and accordingly agree that the Purchaser and such holders, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of the Company under this Agreement in accordance with the terms and conditions of this Agreement, in any court of the United States or any State thereof having jurisdiction.

(c)       Remedies Cumulative. In the event that the Company fails to observe or perform any covenant or agreement to be observed or performed under this Agreement, each holder may proceed to protect and enforce its rights by suit in equity or action at law, whether for specific performance of any term contained in this Agreement or for an injunction against the breach of any such term or in aid of the exercise of any power granted in this Agreement or to enforce any other legal or equitable right, or to take any one or more of such actions, without being required to post a bond.

(d)       Notices. All notices, requests, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand, if delivered personally, by facsimile or by courier, or three days after being deposited in the mail (registered or certified mail, postage prepaid, return receipt requested) as follows: If to the Company, to it at L-1 Identity Solutions, Inc., 177 Broad Street, Stamford, CT 06901, Attention: Mark Molina, Facsimile: (203) 504-1104, with a copy to Weil, Gotshal & Manges LLP, 767 Fifth Avenue, New York , New York 10153, Attention: Marita A. Makinen, Esq., and if to a holder, to the address of such holder set forth in the security register or other records of the Company, or to such other address as the Company or any such holder may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

(e)       Parties in Interest. This Agreement and the rights, duties and obligations of the Company hereunder may not be assigned or delegated by the Company in whole or in part, except by operation of law. This Agreement and the rights, duties and obligations of the holders hereunder may be assigned by any holder to a Permitted Assignee in whole or in part, without the consent of the Company, provided such Permitted Assignee agrees to be bound by the terms of this Agreement, whereupon such Permitted Assignee shall be deemed to be a holder for all purposes of this Agreement. Subject to the preceding sentence, all the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the parties hereto and the holders from time to time of the Registrable Securities and the respective successors and assigns of the parties hereto and such holders. In the

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event that any transferee of any holder of Registrable Securities shall acquire Registrable Securities, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any further writing or action of any kind, be deemed a beneficiary hereof for all purposes and such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such transferee shall be entitled to receive the benefits of, and be conclusively deemed to have agreed to be bound by all of the applicable terms and provisions of, this Agreement. If the Company shall so request, any such successor, assign or transferee shall agree in writing to acquire and hold the Registrable Securities subject to all of the applicable terms hereof.

(f)         Survival. The respective indemnities, agreements, representations, warranties and each other provision set forth in this Agreement or made pursuant hereto shall remain in full force and effect regardless of any investigation (or statement as to the results thereof) made by or on behalf of any holder of Registrable Securities, any director, officer or partner of such holder or any director, officer or partner thereof, or any controlling person of any of the foregoing, and shall survive delivery of and payment for the Registrable Securities pursuant to the Purchase Agreement and the transfer and registration of Registrable Securities by such holder and the consummation of the transactions contemplated herein.

(g)	Governing Law.

(i)        This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, applicable to contracts executed in and to be performed entirely within that State.

(ii)       All actions and proceedings arising out of or relating to this Agreement shall be heard and determined in the Chancery Court of the State of Delaware or any federal court sitting in the State of Delaware, and the parties hereto hereby irrevocably submit to the exclusive jurisdiction of such courts (and, in the case of appeals, appropriate appellate courts therefrom) in any such action or proceeding and irrevocably waive the defense of an inconvenient forum to the maintenance of any such action or proceeding. The consents to jurisdiction set forth in this paragraph shall not constitute general consents to service of process in the State of Delaware and shall have no effect for any purpose except as provided in this paragraph and shall not be deemed to confer rights on any person other than the parties hereto. The parties hereto agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law.

(h)       Headings. The descriptive headings of the several Sections and paragraphs of this Agreement are inserted for convenience only, do not constitute a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

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(i)        Entire Agreement; Amendments. This Agreement and the other writings referred to herein or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter. This Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument duly executed by the Company and the holders of at least a majority of the Registrable Securities at the time outstanding. Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any amendment or waiver effected pursuant to this Section 7(i), whether or not any notice, writing or marking indicating such amendment or waiver appears on such Registrable Securities or is delivered to such holder.

(j)        Inspection. For so long as this Agreement shall be in effect, this Agreement and a complete list of the names and addresses of all the holders of Registrable Securities shall be made available for inspection and copying on any business day by any holder of Registrable Securities for proper purposes only (which shall include any purpose related to the rights of the holders of Registrable Securities under the Securities and this Agreement) at the offices of the Company at the address thereof set forth in Section 7(c) above.

(k)       Counterparts. This Agreement may be executed by the parties in counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument. If the foregoing is in accordance with your understanding, please sign and return to us counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Purchasers, this letter and such acceptance hereof shall constitute a binding agreement among the Purchasers and the Company.

(l)        Further Assurances. Each of the parties hereto shall execute such documents and perform such further acts as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

L-1 IDENTITY SOLUTIONS, INC.

By:	/s/ Robert V. LaPenta
	Name:	Robert V. LaPenta
	Title:	Chairman, President & CEO

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

ROBERT V. LAPENTA

By:	/s/ Robert V. LaPenta
	Name:	Robert V. LaPenta

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